UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-31193

Date of Report: October 6, 2010

EASTERN ENVIRONMENT SOLUTIONS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	16-1583162
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

Harbin Dongdazhi Street 165, Harbin, P.R. China	150001
(Address of principal executive offices)	(Zip Code)

86-451-5394-8666
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02                      Non-Reliance on Previously Issued Financial Statements

On October 6, 2010 the Registrant’s Chief Executive Officer, pursuant to authority from the Board of Directors, concluded that the following financial statements should not be relied upon:

•	the financial statements included by the Registrant in its Annual Reports on Form 10-K or 10-KSB for the years ended December 31, 2009, 2008, 2007 and 2006;
•	the financial statements included by the Registrant in its Quarterly Reports on Form 10-Q or Form 10-QSB filed during 2010, 2009, 2008, 2007 and for the quarter ended September 30, 2006; and
•	the financial statements of its subsidiary, Harbin Yifeng Eco-Environment Co., Ltd. included in the Current Report on Form 8-K filed on September 12, 2006.

The determination was based on her conclusion that the policies applied by the Registrant in amortizing the construction cost of the landfill operated by the Registrant’s subsidiary were not in conformity with generally accepted accounting principles.  The Chief Executive Officer has discussed this determination with the Registrant’s independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN ENVIRONMENT SOLUTIONS, CORP.
Dated: October 7, 2010	By:/s/ Feng Yan
Feng Yan, Chief Executive Officer